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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-A/A
                                 AMENDMENT NO. 1

                    AMENDING FORM 8-A DATED DECEMBER 19, 2005


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND
                             ----------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Massachusetts                                 20-3881491
----------------------------------------    ------------------------------------
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

    The Eaton Vance Building
        255 state Street
     Boston, Massachusetts                               02109
--------------------------------------             -------------------
(Address of Principal Executive Office)                 (Zip Code)

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-129692

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                      Name of Each Exchange On Which
        To Be So Registered                      Each Class Is To Be Registered
        -------------------                      ------------------------------

 Common Shares of Beneficial Interest,            The New York Stock Exchange
      $0.01 Par Value Per Share

Securities to be registered pursuant to Section 12(g) of the Act: None
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                                EXPLANATORY NOTE

            This Form 8-A/A amends and supplements the Form 8-A filed by Eaton Vance Tax-Managed Premium and Dividend Income Fund (the "Fund") on December 19, 2005. On October 16, 2006, the Trustees of the Fund amended the Declaration of Trust and the By-Laws to change the name of the Fund to EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY INCOME FUND. The Amended Declaration of Trust and Amended By-Laws are attached herein as Exhibits (a)(4) and (a)(7).


                                (Title of Class)


                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1: Description of Registrant's Securities to be Registered.

The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Capital Structure" in the Registrant's Registration Statement on Form N-2 (Nos. 333-129692 and 811-21832) as filed electronically with the Securities and Exchange Commission on November 15, 2005 (Accession No. 0000898432-05-000931) ("Registration Statement on Form N-2"), as the same may be amended.


Item 2: Exhibits.

(a)      The following exhibits are being filed with the Commission:

         1. Registrant's Registration Statement on Form N-2 is incorporated herein by reference.

         2. Declaration of Trust of Registrant, which was filed electronically as exhibit (a)(1) to the Registrant's Registration Statement on Form N-2, is incorporated herein by reference.

         3. Amendment to Declaration of Trust of Registrant, which was filed electronically as exhibit (a)(2) to the Registrant's Registration Statement on Form N-2, is incorporated herein by reference.

         4. Amendment to Declaration of Trust of Registrant, which was filed electronically as exhibit (a)(3) to the Registrant's Registration Statement on Form N-2, is incorporated herein by reference. By-Laws of Registrant, which were filed electronically as exhibit (b)(1) to the Registrant's Registration Statement on Form N-2, are incorporated herein by reference.

         6. Amendment to By-Laws of Registrant, which were filed electronically as exhibit (b)(2) to the Registrant's Registration Statement on Form N-2, are incorporated herein by reference.

         7. Amendment to By-Laws of Registrant, which were filed electronically as exhibit (b)(3) to the Registrant's Registration Statement on Form N-2, are incorporated herein by reference.

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                                    Signature

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on behalf of the undersigned, thereto duly authorized, this 22nd day of November 2006.


                                    EATON VANCE TAX-MANAGED DIVERSIFIED EQUITY
                                    INCOME FUND


                                    By:    /s/ Barbara E. Campbell
                                           -----------------------------------
                                    Name:  Barbara E. Campbell
                                    Title: Treasurer


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